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                                  UNITED STATES
                       SECURITIES AND EXCHANGE COMMISSION
                             Washington, D.C. 20549

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                                    Form 8-K

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                                 CURRENT REPORT
                     PURSUANT TO SECTION 13 OR 15(D) OF THE
                         SECURITIES EXCHANGE ACT OF 1934

        DATE OF REPORT (DATE OF EARLIEST EVENT REPORTED): October 4, 2004

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                          SUNGARD(R) DATA SYSTEMS INC.
               (Exact Name of Registrant as Specified in Charter)

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          DELAWARE                       1-12989                  51-0267091
(State or Other Jurisdiction    (Commission File Number)       (I.R.S. Employer
      of Incorporation)                                      Identification No.)


680 EAST SWEDESFORD ROAD, WAYNE,                                    19087
         PENNSYLVANIA                                             (Zip Code)
 (Address of Principal Executive Offices)

        REGISTRANT'S TELEPHONE NUMBER, INCLUDING AREA CODE: 484-582-2000

                                 Not Applicable
         (Former Name and Former Address, if Changed Since Last Report)

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Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

|_| Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

|_| Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

|_| Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

|_| Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))


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Item 8.01.    Other Events.
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          On October 4, 2004, SunGard Data Systems Inc. issued a press release announcing that its board of directors has unanimously approved a plan to spin off its availability services business to stockholders through a tax-free distribution of shares. The spin-off is expected to be completed by the end of the first quarter of 2005, subject to customary conditions including the receipt of a favorable ruling from the Internal Revenue Service or an acceptable tax opinion.

          A copy of the press release is attached hereto as Exhibit 99.1.

Item 9.01.    Financial Statements and Exhibits.
              --------------------------------

              (a)  Financial Statements of Businesses Acquired.

                   None.

              (b)  Pro Forma Financial Information.

                   None.

              (c)  Exhibits.

                   99.1 Press Release, dated October 4, 2004, issued by
                        SunGard Data Systems Inc.


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                                   SIGNATURES

          Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.


                                         SUNGARD DATA SYSTEMS INC.

Date: October 4, 2004                    By:   /s/ Michael J. Ruane
                                            --------------------------
                                               Michael J. Ruane
                                               Senior Vice President-Finance and
                                               Chief Financial Officer


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                                  EXHIBIT INDEX
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Exhibit No.   Description
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99.1          Press Release, dated October 4, 2004, issued by SunGard Data
              Systems Inc.